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                                EXHIBIT (11)(b)

                            Consent of Ropes & Gray
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                              CONSENT OF COUNSEL


     We hereby consent to the use of our name and to the reference to our firm under the caption "Legal Counsel" included in or made a part of the Post-Effective Amendment No. 16 to the Registration Statement of American Performance Funds on Form N-1A under the Securities Act of 1933, as amended.



                                             /s/ ROPES & GRAY

                                             ROPES & GRAY

Washington, D.C.
December 16, 1997